EXHIBIT 10.11

                            SUBSIDIARIES GUARANTEE

     SUBSIDIARIES' GUARANTEE, dated as of May 23, 1996, made by each of the corporations that are signatories hereto (the "Guarantors"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the lenders (the "Lenders") parties to the Credit and Guarantee Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), Remington Consumer Products Limited, a corporation organized and existing under the laws of the United Kingdom (the "UK Borrower"), each Acquisition Subsidiary (as defined in the Credit Agreement) from time to time party to the Credit Agreement (together with the Company and the UK Borrower, the "Borrowers") the Lenders, Fleet National Bank and Banque Nationale de Paris, as co-documentation agents, and the Agent.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein, to be evidenced (in part) by the Notes issued by the Borrowers under the Credit Agreement;

     WHEREAS, the Company owns directly or indirectly all of the issued and outstanding stock of each Guarantor and the UK Borrower is affiliated with each Guarantor;

     WHEREAS, the Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and other extensions of credit; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and other extensions of credit to the Borrowers under the Credit Agreement, the Guarantors hereby agree with the Agent, for the ratable benefit of the Lenders, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as the context requires, and the following terms shall have the following meanings:
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          "Guarantee": this Guarantee, as the same may be amended, supplemented, waived or otherwise modified from time to time.

          "Obligations": the collective reference to all obligations and liabilities of the Borrowers in respect of the unpaid principal of and interest on the Loans, the Letters of Credit (including, without limitation, any Reimbursement Obligations) and all other obligations and liabilities of each of the Borrowers to the Agent or the Lenders (including, without limitation, interest accruing after the maturity of the Loans and L/C Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrowers or the Guarantors pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Guarantee (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by
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the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

     (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

     (e) No payment or payments made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

     (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

     3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     4. Right of Set-off. Each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time when an Event of Default has occurred and is continuing without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits,
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indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Loan Documents or otherwise, as such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

     5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Lender against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent and the Lenders may determine.

     6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be
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amended, modified, supplemented or terminated, in whole or in part, as the Agent
(or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on any Borrower or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from any Borrower or any such other Guarantor or guarantor or any release of any Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by a Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of a Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or
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to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

     8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017 (provided that all obligations denominated in Pounds Sterling may be paid in Pounds Sterling).

     10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

          (a) it is a corporation (or, in the case of Remington Corporation, L.L.C., a limited liability company) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate or partnership power (as the case may be) and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

          (b) it has the corporate or limited liability company power (as the case may be) and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;
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          (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing; and

          (d) each of the representations and warranties made by the Company pursuant to Section 11 of the Credit Agreement is true and correct in all material respects.

     Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by a Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

     11. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     12. Notices. All notices, requests and demands to or upon the Agent, any Lender or any Guarantor to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Agent or any Lender, at its address or transmission number for notices provided in subsection 18.2 of the Credit Agreement; and

          (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

The Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     13. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together
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shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Agent.

     14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein.

     16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that any provision of this Guarantee may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

     (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.
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     19. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     20. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW, EACH GUARANTOR AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
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     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the day first above written.

                                        REMINGTON RAND CORPORATION
                                        REMINGTON CORPORATION, L.L.C.
                                        REMINGTON CAPITAL CORP.


                                        By: /s/ F. Peter Cuneo
                                           -----------------------------------
                                           Title: President

                                        Address for Notices:
                                        c/o Remington Products Company, L.L.C.
                                        60 Main Street
                                        Bridgeport, Connecticut  06604
                                        Attention: Allen Lipson
                                        Fax: (203) 366-7707